Exhibit 99.1

NEWS For Immediate Release

Editorial Contact: Daphne Kent

614-726-4787

daphne.kent@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS SECOND QUARTER 2009 RESULTS

Achieves Second Quarter Revenues of $164.3 Million

Announces Board Approval of $100 Million Stock Buyback Plan

ALISO VIEJO, Calif., Aug. 10, 2009 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended June 30, 2009. Total revenues were $164.3 million, a 5.3% decrease compared to the prior year’s second quarter revenue of $173.4 million. Total revenues for the first six months of 2009 were $329.9 million, a 4.7% decrease compared to $346.2 million for the same period in 2008. Operating margins increased to 13.0% and 12.1% for the three and six months ended June 30, 2009, respectively, as compared to 2.5% and 4.0% for the three and six months ended June 30, 2008, respectively.

Quest’s cash and investments at June 30, 2009, totaled $331.2 million, an increase of $20.6 million over the comparable balance at March 31, 2009. Quest generated cash flow from operations of $24.3 million in the second quarter of 2009.

“I am pleased with our second quarter results and the continued refinements we have made to our operating model related to expense management,” said Doug Garn, president and CEO of Quest. “While the current environment is challenging, we remain focused on delivering value-add products and services to assist our customers in managing their complex physical and virtual application and infrastructure environments.”

Quest Software Reports Second Quarter 2009 Results – page 2 of 11

Stock Repurchases

In August 2009, Quest also announced that the Board of Directors has authorized a plan to repurchase up to $100 million of its common stock. Any stock repurchases may be made through open market and privately negotiated transactions, at times and in such amounts as management deems appropriate, including pursuant to one or more Rule 10b5-1 trading plans. Rule 10b5-1 permits Quest to establish, while not in possession of material nonpublic information, prearranged plans to buy stock at a specific price in the future, regardless of any subsequent possession of material nonpublic information. The timing and actual number of shares repurchased will depend on a variety of factors including market conditions, corporate and regulatory requirements, and capital availability. The stock repurchase program does not have an expiration date and may be limited or terminated at any time without prior notice.

In June 2009, the Board of Directors authorized a modified “Dutch Auction” tender offer to purchase up to 10,715,000 shares of Quest common stock at a price not greater than $14.00 nor less than $12.50 per share. This offer expired on June 30, 2009. The tendered shares were accepted for purchase and paid for in July 2009 and, therefore, the condensed consolidated financial statements as of and for the three and six months ended June 30, 2009 do not reflect the results of this tender offer.

GAAP Results

Quest’s net income for the second quarter of 2009 was $20.5 million, or $0.21 per fully diluted share. This compares to net income of $8.3 million, or $0.08 per share on a fully diluted basis, for the second quarter of 2008. Operating margins increased year-over-year from 2.5% to 13.0% in the second quarter, resulting in operating income of $21.3 million which compares to $4.4 million for the corresponding period in 2008. Net income for the first six months of 2009 was $30.4 million, or $0.32 per fully diluted share, versus net income of $21.6 million, or $0.20 per fully diluted share, for the comparable period in 2008.

Non-GAAP Results

On a non-GAAP basis, net income for the second quarter of 2009 was $28.1 million, or $0.29 per fully diluted share. This compares to non-GAAP net income of $17.7 million, or $0.17 per share on a fully diluted basis, for the second quarter of 2008. The non-GAAP operating margin was 20.6% in the second quarter of 2009, resulting in non-GAAP operating income of $33.8 million, compared to non-GAAP operating margin and operating income of 10.8% and $18.7 million, respectively, for the corresponding period in 2008. For the six months ended June 30, 2009, non-GAAP net income was $49.6 million, or $0.52 per fully diluted share. This compares to non-GAAP net income of $39.9 million, or $0.38 per fully diluted share, for the six months ended June 30, 2008. The non-GAAP operating margin was 19.9% in the first six months of 2009, resulting in non-GAAP operating income of $65.8 million, compared to non-GAAP operating margin of 12.1% and non-GAAP operating income of $42.0 million in the comparable period of 2008.

Quest Software Reports Second Quarter 2009 Results – page 3 of 11

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, share-based compensation expenses, acquisition related costs and expenses associated with ongoing litigation arising from Quest’s stock option investigation. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a more meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP-based results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with greater transparency with respect to the supplemental information used by management in its operational and financial decision making.

Second Quarter 2009 Conference Call Information

Quest will host a conference call today, Monday, August 10, 2009, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest’s website in the Investor Relations section at www.quest.com/investor_relations/. A webcast replay will be available on the same website through August 10, 2010. An audio replay of the conference call will also be available through August 17, 2009, by dialing (888) 203-1112 (from the U.S. or Canada) or (719) 457-0820 (outside the U.S. and Canada), using confirmation code: 4763644.

About Quest Software, Inc.

Now more than ever, organizations need to work smart and improve efficiency. Quest Software creates and supports systems management products – helping our customers solve everyday IT challenges faster and easier. Visit www.quest.com for more information.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Quest Software Reports Second Quarter 2009 Results – page 4 of 11

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on the Company’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest’s various product areas; uncertainties relating to ongoing litigation arising from Quest’s stock option investigation; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest’s recent SEC filings, including the Annual Report on Form 10-K for the year ended December 31, 2008, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Quest Software Reports Second Quarter 2009 Results – page 5 of 11

QUEST SOFTWARE, INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Revenues:
Licenses	$61,639	$75,286	$124,009	$154,428
Services	102,618	98,147	205,845	191,785

Total revenues	164,257	173,433	329,854	346,213
Cost of revenues:
Licenses	1,873	1,775	3,542	4,189
Services	14,499	16,333	28,260	31,404
Amortization of purchased technology	4,626	4,669	9,941	9,593

Total cost of revenues	20,998	22,777	41,743	45,186

Gross profit	143,259	150,656	288,111	301,027
Operating expenses:
Sales and marketing	65,490	81,275	132,028	157,647
Research and development	35,510	39,297	73,206	77,518
General and administrative	17,678	22,220	36,200	45,691
Amortization of other purchased intangible assets	3,261	2,511	6,667	5,312
In-process research and development	—	955	—	955

Total operating expenses	121,939	146,258	248,101	287,123

Income from operations	21,320	4,398	40,010	13,904
Other income, net	4,780	3,026	634	10,911

Income before income tax provision (benefit)	26,100	7,424	40,644	24,815
Income tax provision (benefit)	5,641	(842)	10,256	3,261

Net income	$20,459	$8,266	$30,388	$21,554

Net income per share:
Basic	$0.22	$0.08	$0.32	$0.21

Diluted	$0.21	$0.08	$0.32	$0.20

Weighted average shares:
Basic	94,381	104,247	94,355	103,774
Diluted	96,129	106,643	95,978	106,277

Quest Software Reports Second Quarter 2009 Results – page 6 of 11

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, share-based compensation expenses, acquisition related costs, expenses, including indemnification advances, associated with ongoing litigation arising from Quest’s stock option investigation and the estimated tax effect related to each of these items. The Company’s basis for these adjustments is described below.

Quest’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a more meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP-based results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with greater transparency with respect to the supplemental information used by management in its operational and financial decision making.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization and charges for acquired in-process research and development that are related to business combinations, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts better understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

•

Although share-based compensation is an important aspect of the compensation of the Company’s employees and executives, share-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed nor influenced by management after the grant.

Quest Software Reports Second Quarter 2009 Results – page 7 of 11

•	Share-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•	Acquisition related costs include expenses incurred for outside legal fees and costs and other professional fees.

•

Ongoing litigation arising from Quest’s stock option investigation includes expenses incurred for outside legal fees and costs, consulting services and other professional fees, and indemnification expenses for current and former directors and officers. Because these expenses are non-recurring and unique to the stock option investigation, the Company believes they are not indicative of future operating results and that investors benefit from an understanding of Quest’s operating results without giving effect to them.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur share-based compensation expenses.

Quest Software Reports Second Quarter 2009 Results – page 8 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
GAAP total cost of revenues	$20,998	$22,777	$41,743	$45,186
Amortization of purchased technology	(4,626)	(4,669)	(9,941)	(9,593)
Share-based compensation expense	(176)	(277)	(336)	(537)

Non-GAAP total cost of revenues	$16,196	$17,831	$31,466	$35,056

GAAP gross profit	$143,259	$150,656	$288,111	$301,027
Amortization of purchased technology	4,626	4,669	9,941	9,593
Share-based compensation expense	176	277	336	537

Non-GAAP gross profit	$148,061	$155,602	$298,388	$311,157

GAAP income from operations	$21,320	$4,398	$40,010	$13,904
Amortization of purchased technology	4,626	4,669	9,941	9,593
Amortization of other purchased intangible assets	3,261	2,511	6,667	5,312
Share-based compensation expense	3,198	5,587	7,331	9,988
Acquisition related costs	104	—	104	—
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	1,266	581	1,718	2,202
In-process research and development	—	955	—	955

Non-GAAP income from operations	$33,775	$18,701	$65,771	$41,954

GAAP net income	$20,459	$8,266	$30,388	$21,554
Amortization of purchased technology	4,626	4,669	9,941	9,593
Amortization of other purchased intangible assets	3,261	2,511	6,667	5,312
Share-based compensation expense	3,198	5,587	7,331	9,988
Acquisition related costs	104	—	104	—
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	1,266	581	1,718	2,202
In-process research and development	—	955	—	955
Tax effect of these adjustments	(4,801)	(4,905)	(6,511)	(9,739)

Non-GAAP net income	$28,113	$17,664	$49,638	$39,865

GAAP net income per basic share	$0.22	$0.08	$0.32	$0.21
Amortization of purchased technology	0.05	0.04	0.11	0.09
Amortization of other purchased intangible assets	0.04	0.02	0.07	0.05
Share-based compensation expense	0.03	0.06	0.08	0.10
Acquisition related costs	0.00	—	0.00	—
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	0.01	0.01	0.02	0.02
In-process research and development	—	0.01	—	0.01
Tax effect of these adjustments	(0.05)	(0.05)	(0.07)	(0.10)

Non-GAAP net income per basic share	$0.30	$0.17	$0.53	$0.38

Shares used in basic per share amounts	94,381	104,247	94,355	103,774

GAAP net income per fully diluted share	$0.21	$0.08	$0.32	$0.20
Amortization of purchased technology	0.05	0.04	0.10	0.09
Amortization of other purchased intangible assets	0.04	0.02	0.07	0.05
Share-based compensation expense	0.03	0.06	0.08	0.10
Acquisition related costs	0.00	—	0.00	—
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	0.01	0.01	0.02	0.02
In-process research and development	—	0.01	—	0.01
Tax effect of these adjustments	(0.05)	(0.05)	(0.07)	(0.09)

Non-GAAP net income per fully diluted share	$0.29	$0.17	$0.52	$0.38

Shares used in fully diluted per share amounts	96,129	106,643	95,978	106,277

Quest Software Reports Second Quarter 2009 Results – page 9 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2009
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$65,490	$35,510	$17,678	$3,261	$121,939
Amortization of other purchased intangible assets	—	—	—	(3,261)	(3,261)
Share-based compensation expense	(1,459)	(1,146)	(417)	—	(3,022)
Acquisition related costs	—	—	(104)	—	(104)
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	—	—	(1,266)	—	(1,266)

Non-GAAP operating expenses	$64,031	$34,364	$15,891	$—	$114,286

	Three Months Ended June 30, 2008
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	In-process Research and Development	Total Operating Expenses
GAAP operating expenses	$81,275	$39,297	$22,220	$2,511	$955	$146,258
Amortization of other purchased intangible assets	—	—	—	(2,511)	—	(2,511)
Share-based compensation expense	(2,222)	(1,586)	(1,502)	—	—	(5,310)
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	—	—	(581)	—	—	(581)
In-process research and development	—	—	—	—	(955)	(955)

Non-GAAP operating expenses	$79,053	$37,711	$20,137	$—	$—	$136,901

	Six Months Ended June 30, 2009
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$132,028	$73,206	$36,200	$6,667	$248,101
Amortization of other purchased intangible assets	—	—	—	(6,667)	(6,667)
Share-based compensation expense	(2,721)	(2,600)	(1,674)	—	(6,995)
Acquisition related costs	—	—	(104)	—	(104)
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	—	—	(1,718)	—	(1,718)

Non-GAAP operating expenses	$129,307	$70,606	$32,704	$—	$232,617

	Six Months Ended June 30, 2008
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	In-process Research and Development	Total Operating Expenses
GAAP operating expenses	$157,647	$77,518	$45,691	$5,312	$955	$287,123
Amortization of other purchased intangible assets	—	—	—	(5,312)	—	(5,312)
Share-based compensation expense	(3,949)	(3,222)	(2,280)	—	—	(9,451)
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	—	—	(2,202)	—	—	(2,202)
In-process research and development	—	—	—	—	(955)	(955)

Non-GAAP operating expenses	$153,698	$74,296	$41,209	$—	$—	$269,203

Quest Software Reports Second Quarter 2009 Results – page 10 of 11

QUEST SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30, 2009	December 31, 2008
ASSETS

Current assets:
Cash and cash equivalents	$283,040	$215,895
Restricted cash	884	2,425
Short-term investments	212	632
Accounts receivable, net	110,884	153,892
Prepaid expenses and other current assets	17,945	17,362
Deferred income taxes	19,034	18,460

Total current assets	431,999	408,666
Property and equipment, net	75,563	77,394
Long-term investments	47,064	41,410
Intangible assets, net	88,168	104,567
Goodwill	660,274	655,777
Deferred income taxes	23,321	28,026
Other assets	28,647	29,819

Total assets	$1,355,036	$1,345,659

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$4,309	$3,798
Accrued compensation	39,578	45,079
Other accrued expenses	31,348	39,760
Current portion of income taxes payable	112	167
Current portion of deferred revenue	253,706	272,626

Total current liabilities	329,053	361,430

Long-term liabilities:
Long-term portion of deferred revenue	70,837	66,086
Long-term portion of income taxes payable	38,014	40,846
Other long-term liabilities	6,696	3,545

Total long-term liabilities	115,547	110,477

Stockholders’ equity	910,436	873,752

Total liabilities and stockholders’ equity	$1,355,036	$1,345,659

Quest Software Reports Second Quarter 2009 Results – page 11 of 11

QUEST SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Cash flows from operating activities:
Net income	$20,459	$8,266	$30,388	$21,554
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,887	11,206	24,646	23,209
Compensation expense associated with share-based payments	3,737	5,289	7,331	9,167
Deferred income taxes	2,829	1,546	3,792	2,118
Unrealized gains on long-term investments, net of loss from put options	(128)	—	(402)	—
Excess tax benefit related to share-based compensation	(107)	(1,808)	(292)	(3,138)
Provision for bad debts	99	280	61	414
In-process research and development	—	955	—	955
Other non-cash adjustments, net	17	—	60	—
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(5,220)	(1,166)	44,064	47,955
Prepaid expenses and other current assets	629	3,674	810	(29)
Other assets	(448)	12	(650)	(892)
Accounts payable	(1,951)	(78)	(3,298)	1,083
Accrued compensation	2,827	1,378	(7,039)	(5,092)
Other accrued expenses	(2,317)	500	(9,458)	(5,682)
Income taxes payable	(6,252)	(5,895)	(6,307)	(14,488)
Deferred revenue	(4,677)	(125)	(14,169)	2,132
Other liabilities	2,963	(77)	3,027	20

Net cash provided by operating activities	24,347	23,957	72,564	79,286
Cash flows from investing activities:
Purchases of property and equipment	(1,565)	(2,368)	(3,940)	(5,530)
Cash paid for acquisitions, net of cash acquired	—	(4,520)	—	(52,672)
Change in restricted cash	1,273	—	1,664	48,924
Purchases of cost method investments	(3,000)	—	(3,000)	(3,160)
Purchases of investment securities	—	—	—	(51,999)
Sales and maturities of investment securities	40	4,194	540	39,064

Net cash used in investing activities	(3,252)	(2,694)	(4,736)	(25,373)
Cash flows from financing activities:
Repurchase of common stock	(89)	—	(3,916)	—
Repayment of capital lease obligations	(65)	(51)	(126)	(107)
Cash paid for line of credit fees	—	—	(1,979)	—
Proceeds from the exercise of stock options	3,575	18,178	4,663	36,824
Excess tax benefit related to share-based compensation	107	1,808	292	3,138

Net cash provided by (used in) financing activities	3,528	19,935	(1,066)	39,855
Effect of exchange rate changes on cash and cash equivalents	(2,238)	(224)	383	(1,828)

Net increase in cash and cash equivalents	22,385	40,974	67,145	91,940
Cash and cash equivalents, beginning of period	260,655	286,534	215,895	235,568

Cash and cash equivalents, end of period	$283,040	$327,508	$283,040	$327,508